UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 27, 2020

Scholar Rock Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

620 Memorial Drive, 2nd Floor, Cambridge, MA 02139
(Address of Principal Executive Offices) (Zip Code)

(857) 259-3860
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SRRK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.	Regulation FD Disclosure.

On October 27, 2020, Scholar Rock Holding Corporation (the “Company”) issued a press release announcing positive six-month interim analysis results from the SRK-015 TOPAZ Phase 2 clinical trial. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On October 27, 2020, the Company will host a conference call and webcast at 8:00 am ET on Tuesday, October 27, 2020 to discuss the interim analysis from the SRK‑015 TOPAZ Phase 2 clinical trial. A copy of the presentation slides used by the Company during the conference call and webcast is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A live webcast of the conference call may be accessed by visiting the Investors & Media section of the Company’s website at http://investors.scholarrock.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release issued by Scholar Rock Holding Corporation, dated October 27, 2020

99.2	Presentation Slide Deck

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scholar Rock Holding Corporation

Date: October 27, 2020	By:	/s/ Junlin Ho
Junlin Ho
Senior Vice President, Head of Legal